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                                                                   EXHIBIT 10.58


                          REGISTRATION RIGHTS AGREEMENT


      Agreement dated as of December 31, 1996 by and between HYBRIDON, INC., a corporation organized under the laws of the State of Delaware (the "Company"), and SILICON VALLEY BANK (the "Bank").


                                  INTRODUCTION:

      The Company and the Bank have, as of the date hereof, entered into a Loan and Security Agreement (the "Loan Agreement"). Pursuant to the Loan Agreement, the Company has agreed to grant to the Bank a warrant (the "Warrant") to purchase 65,000 shares of Common Stock of the Company.

      In consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Bank agree as follows:

         1. Certain Definitions. As used in this Section 1 and elsewhere in this Agreement, the following terms shall have the following respective meanings:

            "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than (i) a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, (ii) any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation), or (iii) any registration statement covering securities issued or issuable pursuant to and in connection with the Preferred Stock Investment Agreement dated as of December __, 1996 between the Company and the Investors (as defined therein) and the Common Stock Investment Agreement dated as of December __, 1996 between the Company and the Investor (as defined therein).
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            "Registration Expenses" means the expenses described in Section 3.

            "Registrable Shares" means (i) the shares of Common Stock issuable upon exercise of the Warrant and (ii) any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifica tions, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement,
Section 4(1) of the Securities Act or Rule 144 under the Securities Act, (ii) upon the date such shares are eligible for resale under Rule 144(k) under the Securities Act, or (iii) upon any sale in any manner to a person or entity which, by virtue of Section 8 of this Agreement is not entitled to the rights provided in this Agreement.

            "Rightsholders" means the Bank and any other person or entity who becomes a Rightsholder under this Agreement pursuant to Section 8.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

      2.    Registration Rights.

            (a) Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to all Rightsholders of its intention to do so (subject to the limitations set forth in paragraph (c) below) and, upon the written request of a Rightsholder or Rightsholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Rightsholder or Rightsholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Rightsholder or Rightsholders; provided, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to any Rightsholder.

            (b) In connection with any offering under this Section 2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting

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unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and/or other holders of shares of Common Stock or other securities of the Company who have initiated the offering pursuant to certain demand registration rights held by them (the "Initiating Stockholders") and the underwriter(s) of such offering. If in the opinion of the managing underwriter(s) of such offering the registration of all, or part of, shares of Common Stock (the "Incidental Shares") which the Rightsholders have requested to be included pursuant to this Section 2 and/or which other holders of shares of Common Stock or other securities of the Company entitled to include shares of Common Stock in such registration (other than the Initiating Stockholders) have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of such shares, if any, which the managing underwriter(s) believe(s) may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the Rightsholders have requested to be included, then (i) the party or parties initiating the registration (i.e., the Company or the Initiating Stockholders) shall be entitled to include all shares that they have requested to be registered and (ii) the Rightsholders who have requested registration and other holders of shares of Common Stock or other securities of the Company entitled to include shares of Common Stock in such registration on a parity with the Rightsholders (other than the Initiating Stockholders who shall be entitled to include the total number of shares they have requested as provided in clause (i)) shall participate in the underwriting pro rata based upon their total ownership of shares of Common Stock of the Company.

            (c) Notwithstanding anything in the foregoing to the contrary, the Company shall not be required to provide any advance notice to Rightsholders in connection with any offering under this Section 2 involving an underwriting if the Company has been informed that in the opinion of the managing underwriter(s) the inclusion of any Incidental Shares in such offering would materially and adversely affect the offering. In such event, the Company will provide written notice to all Rightsholders of such managing underwriter's(s') opinion, which notice need not be given prior to the filing of the applicable Registration Statement.

         3. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable


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Shares under the Securities Act, the Company shall:

                    (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective for the period specified in paragraph (b) below;

                    (b) prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period ending on the earlier of (i) 120 days after the effective date or (ii) the date on which all Registrable Shares registered under such Registration Statement have been sold;

                    (c) furnish to each Rightsholder who is selling shares pursuant to such registration (a "Selling Holder") such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Selling Holder; and

                    (d) use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Holders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Holders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Holders; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

            If the Company has delivered preliminary or final prospectuses to the Selling Holders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Holders and, if requested, the Selling Holders shall immediately cease making offers of Registrable Shares and return all undistributed prospectuses to the Company. The Company shall promptly provide the Selling Holders with revised prospectuses and, following receipt of the revised prospectuses, the Selling Holders shall be free to resume making offers of the Registrable Shares.

         4. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement.

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For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of the Selling Holders' own counsel.

      5.    Indemnification.

            (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

      (b)   In the event of any registration of any of the


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Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each Holder of Registrable Shares sold as contemplated herein.

      (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying

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Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

      6. Information by Holder. Each Rightsholder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

      7.    Rule 144 Requirements.  The Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

            (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

            (c) furnish to any Rightsholder upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

      8.    Transfers of Certain Rights; Additional Rightsholders.

            (a) In General. The rights granted to each Rightsholder pursuant to the terms of this Agreement may be transferred by such Rightsholder to another Rightsholder, to any affiliate of such Rightsholder, or to any person or entity acquiring at least 32,500 Registrable Shares (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common


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Stock of the Company); provided, however, in the case of any transfer referred to in this paragraph (a), that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

            (b) Transferees. Any transferee to whom rights hereunder are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Rightsholders under this Agreement to the same extent as if such transferee were a party hereto.

            (c) Subsequent Transferees. A transferee to whom rights are transferred pursuant to this Section 8 may not again transfer such rights to any other person or entity, other than as provided in (a) and (b) above.

         9. No Assignment. Except as provided in Section 8 hereof, the rights granted pursuant to this Agreement may not be transferred or assigned by any Rightsholder.

         10. Amendments. The provisions of this Agreement may be modified or amended at any time and from time to time only by an agreement or consent in writing executed by the Company and the holders of a majority of the Registrable Shares then outstanding; provided, however, that the registration rights granted under this Agreement may be amended only in a manner which affects all Registrable Shares in the same fashion.

         11. Notices. All notices, requests, consents and other communications required to be given pursuant to this Agreement shall be in writing and shall be given by personal delivery or by certified or registered mail, postage prepaid, return receipt requested. Notices shall be deemed effective when personally delivered or five days after being so mailed, as the case may be, to the parties at the following respective addresses or at such other address of which either party shall notify the other in accordance with this Section 11:

            The Company:         Hybridon, Inc.
                                 One Innovation Drive
                                 Worcester, Massachusetts  01605
                                 Attention:  Chairman

            With a copy to:      David E. Redlick, Esq.
                                 Hale and Dorr
                                 60 State Street
                                 Boston, Massachusetts  02109

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            The Bank:            Silicon Valley Bank
                                 ______________________________
                                 ______________________________
                                 Attention:  __________________

         12. Entire Agreement; Governing Law. This Agreement, together with the License Agreement, embodies the entire agreement and understanding between the parties, and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to conflict of laws provisions.

         13. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14. Headings. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part hereof.




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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          HYBRIDON, INC.


                                          By: /s/ Anthony J. Payne
                                              ----------------------------------
                                          Title:________________________________



                                          SILICON VALLEY BANK


                                          ______________________________________

                                          Title:________________________________



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